                            LIMITED POWER OF ATTORNEY

                                       FOR

                       Green Plains Renewable Energy, Inc.

                              SECTION 16(a) FILINGS
                              ---------------------

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Scott B. Poor, Daniel A. Peterson and Joshua A. Roesch, signing singly, the undersigned's true and lawful attorney-in-fact to:

         (1)      Execute  for  and  on  behalf  of  the  undersigned,   in  the
                  undersigned's   capacity  as  an  officer,   director   and/or
                  stockholder  of  Green  Plains  Renewable  Energy,  Inc.  (the
                  "Company"),  Forms  3,  4,  and 5 and  amendments  thereto  in accordance  with Section 16(a) of the Securities  Exchange Act of 1934 and the rules thereunder;

         (2)      Do and  perform  any and all  acts  for and on  behalf  of the undersigned  which may be  necessary  or desirable to complete and execute any such Form 3, 4, or 5 or amendment  thereto and timely file such form with the United  States  Securities  and
                  Exchange  Commission  (the  "SEC") and any stock  exchange  or similar authority; and

         (3)      Take any other  action of any type  whatsoever  which,  in the
                  opinion  of  such   attorney-in-fact,   may  be  necessary  or
                  desirable in connection with the foregoing authority, it being
                  understood    that   the    documents    executed    by   such
                  attorney-in-fact on behalf of the undersigned pursuant to this
                  Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

         The undersigned hereby grants to each such  attorney-in-fact full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  Power of  Attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

         This Power of Attorney  shall remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transaction in securities of the Company,  unless earlier  revoked  by  the  undersigned  in a  signed  writing  delivered  to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

         IN WITNESS  WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 14th day of January, 2009.

                                                     /s/ Michael C. Orgas
                                                     ---------------------------
                                                     Michael C. Orgas